                            SCHEDULE 14C INFORMATION

      INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Information Statement       [ ] Confidential, for Use of
[X]  Definitive Information Statement            the Commission Only (as
                                                 permitted by Rule 14c-5(d)(2))


                           ROSE INTERNATIONAL LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
  (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             ROSE INTERNATIONAL LTD.
                         7633 EAST 63RD PLACE, SUITE 220
                              TULSA, OKLAHOMA 74133

                  INFORMATION STATEMENT PURSUANT TO SECTION 14C
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            -------------------------

         This information statement is being mailed on or about June 11, 1998 to the holders of record at the close of business on June 5, 1998 of the shares of common stock, par value $0.01 per share (the "Shares"), of Rose International Ltd., a Delaware corporation (the "Company"). You are receiving this information statement in connection with a proposed amendment (the "Proposed Amendment") to the Certificate of Incorporation of the Company (the "Certificate of Incorporation") that would change the name of the Company to Securities Resolution Advisors, Inc., effective July 1, 1998.

                  1. APPROVAL OF PROPOSED AMENDMENT. Under Delaware corporation law, the Proposed Amendment must be approved in writing by the holders of at least a majority of the voting stock of the Company. Richard V. Singer II and J. Zhanna Davidov, the holders of 51.64% of the Company's Shares, have consented in writing to the Proposed Amendment. The Proposed Amendment, therefore, has been approved by the stockholders of the Company, and, effective July 1, 1998, the name of the Company will be changed to Securities Resolution Advisors, Inc. Because the Proposed Amendment already has been approved, you are not required to take any action at this time; however, at your option, you may submit a written consent to the Proposed Amendment to Rose International Ltd., 7633 East 63rd Place, Suite 220, Tulsa, Oklahoma 74133. This information statement is your notice that the name change has been approved; you will receive no further notice when the change becomes effective.

                  2. SHARE CERTIFICATES. Following the name change, the Share certificates you now hold will continue to be valid. In the future, new Share certificates will contain a legend noting the change in name or will be issued bearing the new name, but this in no way will affect the validity of your current Share certificates.

                  3. OUTSTANDING VOTING SECURITIES. At the close of business on June 8, 1998, there were 14,525,000 Shares outstanding. The Shares constitute the only voting securities of the Company. Each holder of the Shares is entitled to cast one vote for each Share held at any meeting of shareholders.

                           (a)  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

                           NAME AND ADDRESS OF                AMOUNT AND NATURE OF               PERCENT
TITLE OF CLASS             BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP               OF CLASS
--------------             ----------------                   --------------------               --------
Common Stock               Richard V. Singer II                        6,500,000                 44.75%
                           80 Seaview Blvd.
                           Port Washington, NY  11050

Common Stock               J. Zhanna Davidov                           1,000,000                  6.89%
                           80 Seaview Blvd.
                           Port Washington, NY   11050

                  4. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                  5. (a) No director or officer of the Company or nominee for election as a director of the Company or associate of any director or officer of the Company has a substantial interest in the Proposed Amendment.

                     (b) No director of the Company has informed the Company in writing that such director intends to oppose the adoption of the Proposed Amendment.

                  6. No security holder entitled to vote at a meeting or by written consent has submitted to the Company any proposal.



                                                     /s/ RICHARD SINGER, II
                                                     ---------------------------
                                                         Richard Singer, II
                                                         President

                                  EXHIBIT "A"

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            ROSE INTERNATIONAL LTD.

     Rose International Ltd., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

          FIRST: That the Board of Directors of said corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

               RESOLVED, that the Certificate of Incorporation of Rose International Ltd., be amended by changing the FIRST Article thereof so that, as amended, said Article shall be and read as follows:

               "FIRST:   The name of the corporation (hereinafter called the
"Corporation") is Securities Resolution Advisors, Inc."

          SECOND:   That in lieu of a meeting and vote of stockholders, the
stockholders have given written consent to said amendment in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

          THIRD:    That the aforesaid amendment was duly adopted in accordance with the applicable provisions of sections 242 and 228 of the General Corporation Law of the State of Delaware.

          FOURTH:   That this Certificate of Amendment of the Certificate of
Incorporation shall be effective on the date of filing.

          IN WITNESS WHEREOF, said Rose International Ltd. has caused this certificate to be signed by Richard Singer, II, its President, and attested to by Susan A. Willis, its Secretary this 8th day of June, 1998.

                                             ROSE INTERNATIONAL LTD.


                                             /s/ RICHARD SINGER, II
                                             ------------------------
                                                 Richard singer, II, President


ATTEST:


/s/ SUSAN A. WILLIS
--------------------------
Susan A. Willis, Secretary